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                                                                    Exhibit 23.2

                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 30, 1999, which appears on page F-2 of the Annual Report on Form 10-K of KFx Inc. for the year ended December 31, 1998.


PRICEWATERHOUSECOOPERS LLP

Denver, Colorado
July 2, 1999